SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           September 25, 1997


FINANCIAL ASSET SECURITIES CORP. (as depositor)

FINANCIAL ASSET SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

              Delaware                333-29381            06-1442101
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
of Incorporation)                     File Number)         Identification No.)

600 Steamboat Road
Greenwich, Connecticut                                      06830
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:         (203) 625-2700

Item 5.        Other Events

               On behalf of Mego Mortgage Home Loan Owner
               Trust 1997-4, a Trust created pursuant to the Sale and Servicing Agreement, dated August 16, 1997, by U.S. Bank, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
               Report dated September 25, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2023.

               A.     Monthly Report Information:
                      Aggregate distribution information for the current distribution date September 25, 1997.

                      Principal      Interest       Ending Balance

       Cede & Co      $210,330.21    $251,689.97    $73,109,931.79

               B.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

               C.     Item 1: Legal Proceedings:           NONE

               D.     Item 2: Changes in Securities:       NONE

               E.     Item 4: Submission of Matters to a Vote of
                      Certificatholders:  NONE

               F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

               1.     Monthly Distribution Report dated September 25, 1997.


             MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-4
                HOME LOAN ASSET-BACKED NOTES, SERIES 1997-4
         HOME LOAN ASSET-BACKED CERTIFICATES, SERIES 1997-4


                   DISTRIBUTION STATEMENT
Distribution Date:   25-Sep-97


     Beginning                                           Ending
     Certificate   Principal   Interest    Total         Certificate
ClassBalance       DistributionDistributionDistribution  Balance

A-1    23600000.00   210330.21   101775.00     312105.21  23389669.79
A-2    18000000.00        0.00    50775.00      50775.00  18000000.00
A-3     4150000.00        0.00    12156.04      12156.04   4150000.00
A-4     7957000.00        0.00    24500.93      24500.93   7957000.00
M-1     9715000.00        0.00    30359.38      30359.38   9715000.00
M-2     5315000.00        0.00    16941.56      16941.56   5315000.00
B       4583262.00        0.00    15182.06      15182.06   4583262.00

Total  73320262.00   210330.21   251689.97     462020.18  73109931.79

           AMOUNTS PER $1,000 UNIT                       PASS THROUGH

                                           Ending        Current
     Principal     Interest    Total       Certificate   Pass-Through
ClassDistribution  DistributionDistributionBalance       Interest Rate
A-1     8.91229703  4.31250000 13.22479703   991.0877030       5.7500%
A-2     0.00000000  2.82083333  2.82083333  1000.0000000       6.7700%
A-3     0.00000000  2.92916627  2.92916627  1000.0000000       7.0300%
A-4     0.00000000  3.07916677  3.07916677  1000.0000000       7.3900%
M-1     0.00000000  3.12500051  3.12500051  1000.0000000       7.5000%
M-2     0.00000000  3.18749953  3.18749953  1000.0000000       7.6500%
B       0.00000000  3.31250101  3.31250101  1000.0000000       7.9500%


                   Statement to Securityholders
          Sale and Servicing Agreement Dated August 15, 1997

i)   Collected Amount                                       499471.90

ii)  Beginning Pool Principal Balance                     73320262.07
      Principal Collections on Non-Defaulted Loans           57441.99
      Principal Balance of Defaulted Loans                       0.00
      Ending Pool Principal Balance                       73262820.08


iii)  Class Factors                        Beginning     Ending
                               Class A-1      1.00000000   0.99108770
                               Class A-2      1.00000000   1.00000000
                               Class A-3      1.00000000   1.00000000
                               Class A-4      1.00000000   1.00000000
                               Class M-1      1.00000000   1.00000000
                               Class M-2      1.00000000   1.00000000
                               Class B        1.00000000   1.00000000

iv)  Interest from Mortgagors / Master Servicer             442029.91
      Interest from Purchased Loans                              0.00
      Interest from Defaulted Mortgage Loans                     0.00
                                                            442029.91


   Principal Collections (Regular Installments)              41966.03
   Principal Collections (Curtailments and Paid in Fulls)    15475.96
   Substitution Adjustment                                       0.00
   Principal from Defaulted Mortgage Loans                       0.00
                                                             57441.99

Total Payments                                              499471.90


v)  Optimal Principal Balances:
          Senior                                                 0.00
          Class M-1                                              0.00
          Class M-2                                              0.00
          Class B                                                0.00

vi)  Amounts distributed to the Residual Instrument              0.00

vii)  Servicer Fee                                           30550.11
        Indenture Trustee Fee                                 1680.26
        Owner Trustee Fee                                      333.33
        Master Servicer Fee                                   4888.02
        Reimbursements to the Master Servicer                    0.00

viii)  LIBOR Information:                  Current       Next
                                 Original  Period        Period
Class A-1 Note Interest Rate       5.75000%      5.75000%     5.81250%
One-Month LIBOR                    5.62500%      5.62500%     5.68750%


ix)    Overcollateralization Amount                         152888.29
         Overcollateralization Deficiency Amount           5346131.37
         Overcollateralization Target Amount               5499019.66
         Net Loan Losses                                         0.00
         Cumulative Net Loan Losses                              0.00
         Allocable Loss Amount                                   0.00
         Excess Spread                                      152888.22


x)  Weighted Average Home Loan Interest Rate of the Home Loans
                                           Beginning     Ending
                                                  13.899%      13.899%


xi)  Performance information in Servicer's Monthly Remittance Report
     61+ Day Delinquency Amount                                  0.00
     61+ Day Delinquency Percentage (Rolling Six Month)         0.000%
     Net Delinquency Calculation Amount                          0.00


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      U. S. BANK NATIONAL ASSOCIATION

                                     /s/ Mark LeMay
                                     Mark LeMay
                                     Vice President

Dated:         September 30, 1997